Exhibit 4.2

DELTEK

CLASS A SHARES		CLASS A SHARES
__________		__________

NUMBER	DELTEK, INC. INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	SHARES

TRANSFERABLE IN THE CITIES OF [ ]		CUSIP SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NONASSESSESSABLE CLASS A SHARES. $.0001 PAR VALUE PER SHARE OF

DELTEK, INC.

Transferable on the books of the Company by the holder hereof in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed.

This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

DATED:

/s/ Kevin T. Parker
SECRETARY [OR TREASURER]	CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER

DELTEK, INC.

CORPORATE

SEAL

                    , 2007

DELAWARE

COUNTERSIGNED:

[ ]

By:
Transfer Agent and Registrar – Authorized Signature

DELTEK, INC.

The Company will furnish without charge to each stockholder who so requests from the Company’s principal office a full statement of the powers, designations, preferences and relative participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT —		Custodian
TEN ENT	-	as tenants by the entireties		(Cust)	(Minor)
JT TEN	-	as joint tenants with right of survivorship and not as tenants in common	under Uniform Gifts to Minors
Act
(State)

			UNIF TRF MIN ACT —		Custodian (until age )
(Cust)
under Uniform Transfers
(Minor)

to Minors Act
(state)

Additional abbreviations may also be used though not in the above list.

For Value Received,                                                   hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

                                                                                                       Shares of the Class A shares represented by the within Certificate, and does hereby irrevocably constitute and appoint                                                                                                        Attorney to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated
	NOTICE::	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

Signature Guaranteed

By
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONIS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.